UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016 (May 2, 2016)

The ADT Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35502	45-4517261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road

Boca Raton, Florida 33431

(Address of principal executive offices, including Zip Code)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed on February 16, 2016 in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by The ADT Corporation (the “Registrant”), the Registrant is party to an Agreement and Plan of Merger, dated as of February 14, 2016 (the “Merger Agreement”), by and among the Registrant, Prime Security Services Borrower, LLC (“Parent”), Prime Security One MS, Inc., a Delaware corporation and a wholly owned subsidiary of Prime (“Merger Sub”), and solely for the purposes of Article IX thereof, Prime Security Services Parent, Inc., a Delaware corporation, and Prime Security Services TopCo Parent, L.P., a Delaware limited partnership, pursuant to which, on May 2, 2016 (the “Closing Date”), Merger Sub merged with and into the Registrant, with the Registrant surviving as a wholly owned subsidiary of Parent (the “Merger”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Closing Date, Parent completed the acquisition of the Registrant through the merger of Merger Sub with and into the Registrant, with the Registrant surviving as a wholly owned subsidiary of Parent. At the effective time of the Merger, each share of the Registrant’s common stock, par value $0.01 per share (the “Common Stock”) (other than shares owned by the Registrant (including treasury shares) or any of its direct or indirect wholly owned subsidiaries (the “Excluded Shares”)) was cancelled and converted into the right to receive $42.00 per share in cash.

The aggregate consideration paid by Parent in the Merger to the Registrant’s stockholders was approximately $7,033.4 million. The source of the funds for the consideration paid by Parent in the Merger was a combination of equity contributions from funds managed by affiliates of Apollo Global Management, LLC and certain other investors, as well as proceeds from debt financing.

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Registrant as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on February 16, 2016, and is incorporated by reference into this Item 2.01.

A copy of the press release issued by the Registrant on the Closing Date announcing the completion of the acquisition is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Registrant notified the New York Stock Exchange (“NYSE”) on the Closing Date that the certificate of Merger had been filed with the State of Delaware and that, at the effective time of the Merger, each outstanding share of Common Stock (other than the Excluded Shares) was cancelled and converted into the right to receive $42.00 per share in cash. The Registrant requested that the NYSE delist its Common Stock on May 2, 2016, and as a result, trading of the Common Stock on the NYSE was suspended prior to the opening of the NYSE on May 2, 2016. The Registrant also requested the NYSE to file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of its Common Stock from the NYSE and the deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Registrant intends to file with the SEC a Form 15 requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of the Registrant occurred. Following the consummation of the Merger, the Registrant became a wholly owned subsidiary of Parent.

The aggregate consideration paid by Parent in the Merger to the Registrant’s stockholders was approximately $7,033.4 million. The source of the funds for the consideration paid by Parent in the Merger was a combination of equity contributions from funds managed by affiliates of Apollo Global Management, LLC and certain other investors, as well as proceeds from debt financing.

The description of the Merger and the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Registrant as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on February 16, 2016, and is hereby incorporated by reference into this Item 5.01.

On May 2, 2016, in accordance with the Registrant’s bylaws and Section 141(k) of the Delaware General Corporation Law, following the effectiveness of the Merger, (i) all of the directors serving on the Board of Directors of the Registrant (the “Board”) were removed without cause and (ii) Parent, the sole stockholder of the Registrant, elected Timothy J. Whall , Daniel M. Bresingham, and P. Gray Finney to the Board as directors of the Registrant, effective immediately. Each of Messrs. Whall, Bresingham and Finney has advised the Registrant that, to the best of his knowledge, he is not currently a director of, and does not hold any position with, the Registrant or any of its subsidiaries. Each of Messrs. Whall, Bresingham and Finney has further advised the Registrant that, to the best of his knowledge, neither he nor any of his immediate family members (i) has a familial relationship with any directors, other nominees or executive officers of the Registrant or any of its subsidiaries or (ii) has been involved in any transactions with the Registrant or any of its subsidiaries, in each case, that are required to be disclosed pursuant to the rules and regulations of the SEC, except as disclosed herein.

Mr. Whall is Parent’s Chief Executive Officer and a member of Parent’s Board of Managers. Mr. Whall has served as Parent’s and Protection One, Inc.’s Chief Executive Officer and President since June

2010. He has served as a director of Parent since its formation in May 2015, and prior to that he served as a member of the board of directors of Protection One, Inc. since June 2010. Mr. Whall joined SecurityLink in 1990 as a Service Manager. He served as a General Manager before joining the senior management team in various capacities and ultimately becoming President and Chief Operating Officer. After SecurityLink was acquired by GTCR in 2000, Mr. Whall continued to serve as President and Chief Operating Officer. Following SecurityLink’s sale to Tyco International plc (“Tyco”), Mr. Whall was the Registrant’s manager of National Account operations from 2001 to 2004. In 2004, Mr. Whall partnered with GTCR to acquire Honeywell’s Security Monitoring division (“HSM”). At HSM he served as President and Chief Operating Officer. Following the sale of HSM to Stanley Black & Decker, Mr. Whall served as Chief Operating Officer of StanleyWorks’ Convergent Security Solutions division for one year. In 2008, he left Stanley to pursue opportunities with GTCR. That partnership led to GTCR’s acquisition of the Protection One, Inc. business in June 2010.

Mr. Bresingham is Parent’s Chief Financial Officer, Treasurer, and Assistant Secretary and Protection One, Inc.’s Chief Financial Officer, Treasurer and Executive Vice President where he has served in these roles since April 2010. Mr. Bresingham served as Chief Financial Officer of Stanley Convergent Security Solutions from January 2007 through April 2010. Prior to then, Mr. Bresingham served as Controller of HSM Electronic Protection Services from November 2004 to January 2007. Mr. Bresingham also has senior management experience in the telecommunications industry and public accounting experience from his time at Arthur Anderson and PricewaterhouseCoopers. Mr. Bresingham is a Certified Public Account and a Certified Internal Auditor. Mr. Bresingham holds a B.S. in Accounting from the University of Illinois and a M.B.A. from the University of Chicago.

Mr. Finney is Parent’s Secretary and Vice President and Protection One, Inc.’s Senior Vice President, General Counsel and Secretary where he has served in this role since August 2010. From 2005 to 2010, Mr. Finney was the managing member of Finney Law Firm LLC, a law firm focusing primarily on the electronic security industry and telecommunications. From 1997 to 2003, Mr. Finney served as Senior Vice President, General Counsel, and Secretary of ADT Security Services, Inc. From 1987 to 1996, Mr. Finney was a senior lawyer at Ryder System, Inc., and from 1982 to 1985, he was a Senior Tax Specialist at KPMG LLP. Mr. Finney is licensed to practice law in Alabama, Florida and Mississippi and is also licensed to practice public accountancy in both Alabama and Florida. Mr. Finney holds a B.S. from Florida State University and a J.D. from the University of Miami.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

The information in connection with the removal and election of directors set forth under Item 5.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Resignation of Officers

Effective upon the consummation of the Merger, Naren K. Gursahaney resigned as the Registrant’s President and Chief Executive Officer.

Effective upon the consummation of the Merger, Kathleen McLean resigned from her role as a Senior Vice President and the Chief Information Officer of the Registrant.

Effective upon the consummation of the Merger, N. David Bleisch resigned from his role as a Senior Vice President and the Chief Legal Officer of the Registrant.

Effective upon the consummation of the Merger, Jerri DeVard resigned from her role as a Senior Vice President and the Chief Marketing Officer of the Registrant.

The remainder of the incumbent officers of the Registrant immediately prior to the effectiveness of the Merger continued as officers of the Registrant.

Appointment of Officers

In connection with the consummation of the Merger, Timothy J. Whall was appointed as the President and Chief Executive Officer of the Registrant, Donald Young was appointed as a Senior Vice President and Chief Information Officer of the Registrant, P. Gray Finney was appointed as a Senior Vice President and Chief Legal Officer of the Registrant, and Jaime Rosand Haenggi was appointed as a Senior Vice President and Chief Marketing Officer of the Registrant.

Mr. Young is Protection One Alarm Monitoring Inc.’s Chief Operating Officer, Chief Information Officer and Senior Vice President and has served in this role since June 2010. Mr. Young joined the alarm industry in 1988 after serving four years in the United States Air Force as a Computer Programmer Analyst. In 1988, Mr. Young first joined SecurityLink as Operations Manager. In 2001, Mr. Young became SecurityLink’s Chief Information Officer. Following the sale of SecurityLink, he was the Vice President of Information Technology at the Registrant. Mr. Young became Chief Informational Officer at HSM in 2004. After the January 2007 sale of HSM to StanleyWorks, he was retained as Chief Informational Officer of Stanley Convergent Solutions through May 2010.

Ms. Haenggi is Protection One Alarm Monitoring Inc.’s Senior Vice President and Chief Marketing and Customer Experience Officer and has served in this role since June 2010. Ms. Haenggi has spent nearly 20 years in the security industry in a wide range of sales and marketing positions. Prior to working at Protection One, Inc., Ms. Haenggi served as Chief Marketing Officer at Vonage. She has also held leadership positions at National Guardian, Holmes Protection and ADT Security Services, Inc. At the Registrant, she served as Director of Commercial Marketing and later as Vice President of Worldwide Marketing. Ms. Haenggi received her Bachelor’s degree in International Relations and Japanese from the University of Minnesota.

Biographical and other information with respect to Messrs. Whall and Finney set forth under Item 5.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the Merger, the Registrant’s certificate of incorporation, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation set forth as Exhibit A-1 to the Merger Agreement (the “Amended and Restated Certificate of Incorporation”). In addition, at the effective time of the Merger, the Registrant’s bylaws, as in effect immediately prior to the Merger, were amended and restated to be in the form of the bylaws set forth as Exhibit A-2 to the Merger Agreement (the “Amended and Restated Bylaws”). Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 hereto and are incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On the Closing Date, the Registrant and the Parent issued a joint press release announcing the closing of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 8.01, including Exhibit 99.1, shall not be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 14, 2016, by and among the Registrant, Parent, Merger Sub, and solely for the purposes of Article IX thereof, Prime Security Services Parent, Inc. and Prime Security Services TopCo Parent, L.P. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on February 16, 2016)

3.1	Amended and Restated Certificate of Incorporation of the Registrant

3.2	Amended and Restated By-Laws of the Registrant

99.1	Joint Press Release of the Registrant and Parent dated May 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ADT CORPORATION

Date: May 6, 2016
	By:	/s/ P. Gray Finney
	Name:	P. Gray Finney
	Title:	Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 14, 2016, by and among the Registrant, Parent, Merger Sub, and solely for the purposes of Article IX thereof, Prime Security Services Parent, Inc. and Prime Security Services TopCo Parent, L.P. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on February 16, 2016)

3.1	Amended and Restated Certificate of Incorporation of the Registrant

3.2	Amended and Restated By-Laws of the Registrant

99.1	Joint Press Release of the Registrant and Parent dated May 2, 2016